                               99.4 CERTIFICATION


          (pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)



In connection with the Annual Report on Form 10-Q for the period ended June 30, 2002 of Golf Host Resorts, Inc. (the "Company") as filed with the U.S. Securities and Exchange Commission (the "Commission") on the date hereof
(the "Report") and pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, R. Keith Wilt, Vice President & Treasurer of the Company, certify, that:

     1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the company.



                                              /s/ R. Keith Wilt
                                             -------------------------------
                                              Name:   R. Keith Wilt
                                              Title:  Vice President & Treasurer
                                              (Principal Financial Officer)
                                              Date:   April 2, 2002